UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 5, 2018

ASCENT CAPITAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34176	26-2735737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5251 DTC Parkway, Suite 1000

Greenwood Village, Colorado 80111

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 628-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

On November 5, 2018, Ascent Capital Group, Inc. (“Ascent”) and Monitronics International, Inc. (“MONI”) issued a joint press release announcing that MONI commenced an exchange offer and consent solicitation, pursuant to which (a) MONI is offering to exchange (the “Exchange Offer”) up to $585,000,000 aggregate principal amount of MONI’s 5.500%/6.500% Senior Secured Second Lien Cashpay/PIK Notes due 2023 (the “New Notes”) to be issued for validly tendered (and not validly withdrawn) outstanding 9.125% Senior Notes due 2020 of MONI (the “Old Notes”) and (b) MONI is soliciting consents from registered holders of the Old Notes to certain proposed amendments to the indenture governing the Old Notes (the “Consent Solicitation”). A copy of the press release announcing the Exchange Offer and Consent Solicitation is attached as Exhibit 99.1 hereto and incorporated by reference herein.

As previously announced, on October 30, 2018, Ascent and MONI entered into an Amended and Restated Transaction Support Agreement with, among others, certain holders collectively owning or controlling approximately 65% of the aggregate outstanding principal amount of the Old Notes (collectively, the “Consenting Noteholders”), pursuant to which the Consenting Noteholders have agreed to tender or cause to be tendered all Old Notes held by such Consenting Noteholders and take all commercially reasonable actions, and support and cooperate with Ascent and MONI to take all commercially reasonable actions, necessary to consummate the Exchange Offer and the Consent Solicitation.

The information in this Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Old Notes, the New Notes or any other securities, nor shall there be any offer, solicitation or sale of the Old Notes, the New Notes, or any other securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful.

This Item 7.01 and the exhibit attached hereto are being furnished to the Securities and Exchange Commission in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Ascent and MONI on November 5, 2018 relating to the Exchange Offer and Consent Solicitation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2018

ASCENT CAPITAL GROUP, INC.

By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Chief Executive Officer, General Counsel and Secretary